ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF        06/15/99
COLLECTION PERIOD ENDING 05/31/99

A.        Original Deal Parameter Inputs
-----------------------------------------------------------------------------------------------------------------------
(A)       Closing Date of the Transaction                                                                    06/29/98
(B)       Initial Pool Balance                                                                         $73,849,641.82
(C)       Initial Class A-1 Note Balance                                                               $41,000,000.00
(D)       Initial Class A-2 Note Balance                                                               $16,602,000.00
(E)       Initial Certificate Balance                                                                  $16,247,641.82
(G)       Class A-1 Interest Rate                                                                               5.90%
(H)       Class A-2 Interest Rate                                                                               6.09%
(I)       Pass-Through Rate                                                                                     6.09%
(J)       Servicing Fee Rate                                                                                    2.50%
(K)       Security Insurer's Premium                                                                            0.45%
(L)       Trust Collateral Agent Rate                                                                           0.02%
(M)       Original Weighted Average Coupon (WAC)                                                               19.86%
(N)       Original Weighted Average Remaining Term (WAM)                                                        49.30
(O)       Number of Contracts                                                                                   6,311
(P)       Spread Account
          (i)     Spread Account Initial Deposit Percentage                                                     2.00%
          (ii)    Spread Account Initial Deposit in Cash                                                $1,476,992.84

B.        Inputs from Previous Monthly Servicer Reports
-----------------------------------------------------------------------------------------------------------------------
(A)       Trust Receivables
          (i)     Pool Balance                                                                         $50,264,158.94
          (ii)    Pool Factor                                                                               0.6806283
(B)       Class A-1 Notes
          (i)     Pool Balance                                                                         $22,603,323.35
          (ii)    Pool Factor                                                                               0.5513006
(C)       Class A-2 Notes
          (i)     Pool Balance                                                                         $16,602,000.00
          (ii)    Pool Factor                                                                               1.0000000
(D)       Certificates
          (i)     Pool Balance                                                                         $15,300,810.83
          (ii)    Pool Factor                                                                               0.9417250
(E)       Carryover Shortfall
          (i)     Class A-1 Interest Carryover Shortfall                                                        $0.00
          (ii)    Class A-1 Principal Carryover Shortfall                                                       $0.00
          (iii)   Class A-2 Interest Carryover Shortfall                                                        $0.00
          (iv)    Class A-2 Principal Carryover Shortfall                                                       $0.00
          (v)     Certificate Interest Carryover Shortfall                                                $312,978.96
          (vi)    Certificate Principal Carryover Shortfall                                             $4,241,975.24
(F)       Spread Account Balance                                                                        $6,826,755.44
(G)       Unpaid Balance of Prior Draws Owed to Surety Provider                                                 $0.00
(H)       Delinquency Ratio Test
          (i)     Second Preceding Monthly Period                                                               8.58%
          (ii)    Preceding Monthly Period                                                                      9.04%
(I)       Default Rate Test
          (i)     Second Preceding Monthly Period                                                              12.47%
          (ii)    Preceding Monthly Period                                                                     17.58%
(J)       Net Loss Rate Test
          (i)     Second Preceding Monthly Period                                                              11.03%
          (ii)    Preceding Monthly Period                                                                     12.02%
(K)       Weighted Average Coupon of Remaining Portfolio (WAC)                                                 19.84%
(L)       Weighted Average Remaining Term of Remaining Portfolio (WAM)                                          35.75
(M)       Number of Contracts                                                                                   5,133
(N)       Security Insurer's Premium Supplement Balance                                                    $77,221.26

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF        06/15/99
COLLECTION PERIOD ENDING 05/31/99

C.        Inputs from the System
-----------------------------------------------------------------------------------------------------------------------
(A)       Trust Receivables
          (i)     Principal Payments Received                                                           $1,451,574.26
          (ii)    Interest Payments Received                                                              $750,503.92
          (v)     Cram Down Losses                                                                          $2,878.26
          (vi)    Late Fees                                                                                 $6,148.21
          (vii)   Mandatory Redemption                                                                          $0.00
          (viii)  Other Fees                                                                                $5,977.81
          (ix)    Other  Funds Collected                                                                      (335.52)
(B)       Liquidated Receivables
          (i)     Principal Balance of Liquidated Receivables                                              466,024.66
          (ii)    Interest Due and Unpaid on the Liquidated Receivables                                          0.00
          (iii)   Number of Liquidated Receivables                                                                 69
(D)       Liquidation Proceeds
          (i)     Allocated to Interest                                                                   ($31,568.61)
          (ii)    Allocated to Principal                                                                  $242,983.58
          (iii)   Allocated to Fees                                                                        $11,001.70
(G)       Recoveries
          (i)     Allocated to Principal and Interest                                                      $83,134.36
          (ii)    Allocated to Fees                                                                         $4,670.78
(H)       Purchased Receivables
          (i)     Principal Portion of the Purchase Amount                                                      $0.00
          (ii)    Interest Portion of the Purchase Amount                                                       $0.00
          (iii)   Number of Purchased Receivables                                                                   0
(I)       Adjustment to Prior Month Certificate                                                                 $0.00
(L)       Fixed Rate Interest Accrual Period                                                                       30
(M)       Weighted Average Coupon of Remaining Portfolio (WAC)                                                 19.84%
(N)       Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                      34.97
(O)       Remaining Number of Contracts                                                                         5,001
(P)       Defaulted Receivables
          (i)     Principal Amount of Defaulted Receivables                                               $744,353.74
          (ii)    Number of Defaulted Receivables                                                                  62
(Q)       31 Days or More Delinquent Purchased Receivables                                                      $0.00
(R)       Delinquent Receivables                                                         Contracts              Amount
                                                                                     ----------------------------------
          (i)     30-59 Days Delinquent                                                        339      $3,565,598.98
          (ii)    60-89 Days Delinquent                                                         90        $953,904.62
          (iii)   90 Days or More Delinquent                                                     0              $0.00
(S)       Owner Trustee Fee not Paid by Servicer                                                              $208.33
(T)       Occurrence of an Event of Default                                                                        NO
(U)       Occurrence of an Insurance Event of Default                                                              NO
(V)       Principal Balance of Loans Extended During the Period                                           $493,636.59
(W)       Number of Accounts Extended During the Period                                                            43

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF        06/15/99
COLLECTION PERIOD ENDING 05/31/99

I.        Total Distribution Amount
---------------------------------------------------------------------------------------------------------------------------------
(A)       Regular Principal Distribution Amount                                                                    $2,163,460.76
(B)       Realized Losses                                                                                            $468,902.92
(C)       Interest Distribution Amount                                                                               $802,069.67
(D)       Fees Collected                                                                                              $27,462.98
(E)       Investment Earnings on Collection Account                                                                    $6,609.28
(F)       Total Distribution Amount                                                                                $2,530,699.77

II.       Draw on Credit Enhancements
---------------------------------------------------------------------------------------------------------------------------------
(A)       Withdrawals from Spread Account                                                                                  $0.00
(B)       Draw on the Insurance Policy                                                                                     $0.00
(C)       Total Draw on Credit Enhancement                                                                                 $0.00

III.      Monthly Distributions & Direction to Trustee
---------------------------------------------------------------------------------------------------------------------------------
(A)       Servicing Fees                                                                                             $139,124.78
                  Base Servicing Fee                                                               $104,717.00
                  Supplemental Servicing Fee                                                        $34,407.78
(B)       Fees Paid to Trust Collateral Agent                                                                            $837.74
(C)       Fees Paid to Owner Trustee                                                                                     $208.33
(D)       Class A-1 Interest Distributable Amount                                                                    $111,133.01
(E)       Class A-2 Interest Distributable Amount                                                                     $84,255.15
(F)       Class A-1 Monthly Principal Distributable Amount                                                         $1,687,499.39
(G)       Class A-2 Monthly Principal Distributable Amount                                                                 $0.00
(H)       Certificateholders' Interest Distributable Amount                                                                $0.00
(I)       Certificateholders' Principal Distributable Amount                                                               $0.00
(J)       Monthly Security Insurer's Premium                                                                          $14,069.18
(K)       Monthly Security Insurer's Premium Supplement                                                                    $0.00
(M)       Unreimbursed prior draws on the Insurance Policy                                                                 $0.00
(N)       Deposits into the Spread Account                                                                           $493,572.19
(O)       Withdrawls from the Spread Account                                                                               $0.00
(P)       All remaining amount to the Collateral Agent                                                                     $0.00


IV.       Carryover Shortfall Accounts
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    BOP               EOP
(A)       Class A-1 Interest Carryover Shortfall                                                         $0.00             $0.00
(B)       Class A-1 Principal Carryover Shortfall                                                        $0.00             $0.00
(C)       Class A-2 Interest Carryover Shortfall                                                         $0.00             $0.00
(D)       Class A-2 Principal Carryover Shortfall                                                        $0.00             $0.00
(E)       Certificate Interest Carryover Shortfall                                                 $312,978.96       $392,218.94
(F)       Certificate Principal Carryover Shortfall                                              $4,241,975.24     $4,717,936.61

V.        Pool Balance and Portfolio Information
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    BOP               EOP
(A)       Pool Balance                                                                          $50,264,158.94    $48,100,698.18
(B)       Pool Factor                                                                                0.6806283         0.6513329
(E)       Balance of the Class A-1 Notes                                                        $22,603,323.35    $20,915,823.96
(F)       Note Pool Factor of Class A-1 Notes                                                        0.5513006         0.5101420
(G)       Balance of the Class A-2 Notes                                                        $16,602,000.00    $16,602,000.00
(H)       Note Pool Factor of Class A-2 Notes                                                        1.0000000         1.0000000
(I)       Certificate Balance                                                                   $15,300,810.83    $15,300,810.83
(J)       Certificate Pool Factor                                                                    0.9417250         0.9417250

          Wilmington Trust fee of $2,500 annually-Owner Trustee

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF        06/15/99
COLLECTION PERIOD ENDING 05/31/99

VI.       Spread Account Information
-----------------------------------------------------------------------------------------------------------------------------
(A)       Beginning Balance                                                                                   $6,826,755.44
(B)       Required Spread Account Balance (Requisite Amount)                                                  $7,344,747.11
(C)       Deposit into Spread Account                                                                           $493,572.19
(D)       Investment Earnings on Spread Account                                                                  $24,419.49
(E)       Spread Account Released to Collection Account                                                               $0.00
(F)       Spread Account Released to Depositor                                                                        $0.00
(G)       Ending Balance                                                                                      $7,344,747.11

VII.      Unreimbursed Draws on the Insurance Policy
-----------------------------------------------------------------------------------------------------------------------------
(A)       Beginning Balance                                                                                           $0.00
(B)       Reimbursement of Prior Draws                                                                                $0.00
(C)       Current Unpaid Insurance Premium                                                                            $0.00
(D)       Additional Draws on the Insurance Policy                                                                    $0.00
(E)       Ending Balance                                                                                              $0.00

VIII.     Monthly Security Insurer's Premium Supplement
-----------------------------------------------------------------------------------------------------------------------------
(A)       Beginning Balance                                                                                      $77,221.26
(B)       Monthly Security Insurer's Premium Supplement Accrued                                                  $23,448.64
(C)       Monthly Security Insurer's Premium Supplement Paid                                                          $0.00
(D)       Ending Balance                                                                                        $100,669.90

IX.       Portfolio Performance Tests
-----------------------------------------------------------------------------------------------------------------------------
(A)       Delinquency Ratio
          (i)     Second Preceding Monthly Period                                                                     8.58%
          (ii)    Preceding Monthly Period                                                                            9.04%
          (iii)   Current Monthly Period                                                                              9.40%
          (iv)    3 Month Rolling Average                                                                             9.01%
          (v)     Delinquency Trigger Indicator (11%) (13% INS)                                                          NO
(B)       Default Rate
          (i)     Second Preceding Monthly Period                                                                    12.47%
          (ii)    Preceding Monthly Period                                                                           17.58%
          (iii)   Current Monthly Period                                                                             18.16%
          (iv)    3 Month Rolling Average                                                                            16.07%
          (v)     Default Trigger Indicator  (23.5%) (30.5% INS)                                                         NO
(C)       Net Loss Rate
          (i)     Second Preceding Monthly Period                                                                    11.03%
          (ii)    Preceding Monthly Period                                                                           12.02%
          (iii)   Current Monthly Period                                                                              9.41%
          (iv)    3 Month Rolling Average                                                                            10.82%
          (v)     Net Loss Trigger Indicator (12.5%) (16.5% INS)                                                         NO
(D)       Trigger Event as of prior Determination Date cured as of this Determination Date                               NO

X.        Other Information
-----------------------------------------------------------------------------------------------------------------------------
(A)       Servicing Fee due but unpaid                                                                                $0.00
(B)       Aggregate Realized Losses for the second Preceding Period                                                   $0.00
(C)       Deficiency Claim determined                                                                                    NO
(D)       Listing of Warranty Receivables and Administrative Receivables                                                N/A
(E)       Listing of Receivables which became Liquidated Receivables                                   under separate cover
(F)       Listing of Receivables which Paid in Full                                                    under separate cover



DATE:                                           06/08/99
NUVELL FINANCIAL SERVICES, AS SUBSERVICER


                       [sig]
---------------------------------------------------------
OFFICER                                TITLE

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF     06/15/99
COLLECTION PERIOD ENDING 05/31/99

Distribution Date                                                                                           02/15/99
(1)    The amount of the distribution allocable to interest on the Class A-1
       Notes (Per $1,000 of initial principal amount of Class A-1 Notes):                                      $2.71

(2)    The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes (Per $1,000 of initial principal amount of Class A-1
       Notes):                                                                                                 $0.00

(3)    The amount of the distribution allocable to interest on the Class A-2
       Notes (Per $1,000 of initial principal amount of Class A-2 Notes):                                      $5.08

(4)    The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes (Per $1,000 of initial principal amount of Class A-2
       Notes):                                                                                                 $0.00

(5)    The amount of the distribution allocable to principal of the Class A-1
       Notes (Per $1,000 of initial principal amount of Class A-1 Notes):                                     $41.16

(6)    The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes (Per $1,000 of initial principal amount of Class A-1
       Notes):                                                                                                 $0.00

(7)    The amount of the distribution allocable to principal of the Class A-2
       Notes (Per $1,000 of initial principal amount of Class A-2 Notes):                                      $0.00

(8)    The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes (Per $1,000 of initial principal amount of Class A-2
       Notes):                                                                                                 $0.00

(9)    The amount of the distribution allocable to interest on the Certificates
       (Per $1,000 of initial principal amount of Certificates):                                               $0.00

(10)   The amount of the Certificateholders' Interest Carryover Shortfall (Per
       $1,000 of initial principal amount of Certificates):                                                   $25.63

(11)   The amount of the distribution allocable to principal of the Certificates
       (Per $1,000 of initial principal amount of Certificates):                                               $0.00

(12)   The amount of the Certificateholders' Principal Carryover Shortfall (Per
       $1,000 of initial principal amount of Certificates):                                                  $308.35

(13)   The amount, if any, of the distribution payable pursuant to a claim under the Policy (Per $1,000 of initial principal amount of Notes &
       Certificates):                                                                                          $0.00

(14)   The aggregate outstanding principal balance of Class A-1 Notes after
       giving effect to all payments reported under (3) above on such date:                           $20,915,823.96

(15)   The aggregate outstanding principal balance of Class A-2 Notes after
       giving effect to all payments reported under (4) above on such date:                           $16,602,000.00

(16)   The aggregate outstanding principal balance of Certificates after giving
       effect to all payments reported under (6) above on such date:                                  $15,300,810.83

(17)   The Note Pool Factor for the Class A-1 Notes after giving effect to all
       payments reported under (3) above on such date:                                                         $0.51

(18)   The Note Pool Factor for the Class A-2 Notes after giving effect to all
       payments reported under (4) above on such date:                                                         $1.00

(19)   The Certificates Pool Factor for the Certificates after giving effect to
       all payments reported under (6) above on such date:                                                 0.9417250

(20)   The Pool Balance as of the close of business on the last day of the
       related Collection Period:                                                                     $48,100,698.18

(21)   The Pool Factor as of the close of business on the last day of the
       related Collection Period:                                                                          0.6513329

(22)   The amount of the Servicing Fee and the amount of any fees paid to the
       Owner Trustee or the Indenture Trustee from monies on deposit in the
       Collection Account:                                                                               $139,333.11

ADVANTA AUTO FINANCE CORPORATION
ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
MONTHLY SERVICING REPORT
DISTRIBUTION DATE OF     06/15/99
COLLECTION PERIOD ENDING 05/31/99

(23)   The amount of the Servicing Fee paid and/or due but unpaid (Per $1,000 of
       initial Pool Balance):                                                                                  $1.88

(24)   The amount of any deposit to the Spread Account:                                                  $493,572.19

(25)   The amount and application of any funds withdrawn from the Spread
       Account:                                                                                                $0.00

(26)   The amount on deposit in the Spread account (Cash & Receivables) after giving effect to all distributions to and withdrawals from the Spread
       Account on such date:                                                                           $7,344,747.11

(27)   The amount of aggregate Realized Losses, if any, for the related
       Collection Period:                                                                                $468,902.92

(28)   The amount of Cram Down Losses, if any, for the related Collection
       Period:                                                                                             $2,878.26

(29)   The aggregate principal balance of all Receivables that became Liquidated
       Receivables during the related Collection Period:                                                 $466,024.66

(30)   The aggregate principal balance of all Receivables that became Purchased
       Receivables during the related Collection Period:                                                       $0.00

(31)   The aggregate Purchase Amounts for Receivables, if any, that were
       purchased during or with respect to such Collection Period:                                             $0.00

(32)   The aggregate principal balance of Receivables that are 31 to 59 days
       delinquent:                                                                                     $3,565,598.98

(33)   The aggregate principal balance of Receivables that are 60 to 89 days
       delinquent:                                                                                       $953,904.62

(34)   The aggregate principal balance of Receivables that are 90 days or more
       delinquent:                                                                                             $0.00

(35)   The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after
       giving effect to payments on such Distribution Date:                                                    $0.00

(36)   Change in the Class A-1 Notes Interest Carryover Shortfall Balance, if
       any, after giving effect to payment on such Distribution Date:                                          $0.00

(37)   The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after
       giving effect to payments on such Distribution Date:                                                    $0.00

(38)   Change in the Class A-1 Notes Principal Carryover Shortfall Balance, if
       any, after giving effect to payment on such Distribution Date:                                          $0.00

(39)   The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after
       giving effect to payments on such Distribution Date:                                                    $0.00

(40)   Change in the Class A-2 Notes Interest Carryover Shortfall Balance, if
       any, after giving effect to payment on such Distribution Date:                                          $0.00

(41)   The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after
       giving effect to payments on such Distribution Date:                                                    $0.00

(42)   Change in the Class A-2 Notes Principal Carryover Shortfall Balance, if
       any, after giving effect to payment on such Distribution Date:                                          $0.00

(43)   The Certificates Interest Carryover Shortfall Balance, if any, after
       giving effect to payments on such Distribution Date:                                              $392,218.94

(44)   Change in the Certificates Interest Carryover Shortfall Balance, if any,
       after giving effect to payment on such Distribution Date:                                         ($79,239.98)

(45)   The Certificates Principal Carryover Shortfall Balance, if any, after
       giving effect to payments on such Distribution Date:                                            $4,717,936.61

(46)   Change in the Certificates Principal Carryover Shortfall Balance, if any,
       after giving effect to payment on such Distribution Date:                                        ($475,961.37)